GOLDMAN SACHS TRUST

Goldman Sachs Specialty Funds

GOLDMAN SACHS CORESM

TAX-MANAGED EQUITY FUND

Class A, B and C Shares

Institutional Shares

Service Shares

Supplement Dated December 15, 2005 to the

Prospectuses Dated April 29, 2005

Effective January 6, 2006, the name of the Goldman Sachs CORE Tax-Managed Equity Fund is being changed to the Goldman Sachs Structured Tax-Managed Equity Fund (the “Fund”). This name change will not affect the Fund’s investment objective, policies, strategies, practices or limitations.

CORETAXSTCK 1-06 535875